UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2006

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Utah
(State or Other Jurisdiction of Incorporation)
0-8771	87-0278175
(Commission File Number)	(IRS Employer Identification No.)

770 Komas Dr, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

801-588-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  On April 28, 2006, Evans & Sutherland Computer Corporation (“E&S”) completed its acquisition of Spitz, Inc. (“Spitz”) by acquiring all outstanding shares of Spitz common stock from Transnational Industries, Inc. On May 4, 2006, ESCC filed a Current Report on Form 8-K reporting its acquisition of Spitz, and in response to items 9.01(a) and (b) reported that it expected to file the required financial statements and pro forma financial information not later than 71 days after the date such Form 8-K was required to be filed, as permitted by the instructions to such items. This amendment is to file such financial statements and pro forma financial information.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

See Exhibit 99.1 for audited financial information of Spitz, Inc. for the year ending January 31, 2006, and for unaudited financial information of Spitz, Inc. for the interim period ending April 28, 2006, which is incorporated herein by reference.

(b)          Pro Forma Financial Information

See Exhibit 99.2 for unaudited pro forma financial information giving effect to the acquisition of Spitz, Inc., which is incorporated herein by reference.

(d)          Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Auditors

99.1	Financial Statements and Report of Independent Auditors, Spitz, Inc., January 31, 2006 and Unaudited Interim Period Financial Statements of Spitz, Inc., April 28, 2006.

99.2	Pro Forma Financial Information of Evans & Sutherland Computer Corporation giving effect to the acquisition of Spitz, Inc., April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2006

EVANS & SUTHERLAND COMPUTER CORPORATION

/s/Lance Sessions
Lance Sessions
Acting Chief Financial Officer and Corporate Secretary

Exhibit Index

Exhibit
Number	Description
23.1	Consent of Independent Auditors

99.1	Financial Statements and Report of Independent Auditors, Spitz, Inc., January 31, 2006 and Unaudited Interim Period Financial Statements of Spitz, Inc., April 28, 2006.

99.2	Pro Forma Financial Information of Evans & Sutherland Computer Corporation giving effect to the acquisition of Spitz, Inc., April 28, 2006.